                                                                    Exhibit 99.1


                                 iStar Financial

                                  November 2002

DISCLAIMER                                                                [LOGO]
--------------------------------------------------------------------------------

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar Financial Inc. (the "Company") believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include completion of pending investments, continued ability to originate new investments, the availability and cost of capital for future investments, competition within the finance and real estate industries, economic conditions, and other risks detailed from time to time in the Company's SEC reports and the prospectus supplement and accompanying prospectuses for the offering.

We use the term "adjusted earnings" in this presentation. A definition of adjusted earnings and a detailed reconciliation of adjusted earnings to GAAP net income appears at the end of this presentation.

OFFERING SUMMARY                                                          [LOGO]
--------------------------------------------------------------------------------


SHARES OFFERED:                     8 million primary common shares
                                    2 million secondary common shares

RECENT PRICE:                       $28.20

CURRENT DIVIDEND YIELD:             8.9%

BOOK-RUNNER:                        Lehman Brothers

LEAD MANAGER:                       Merrill Lynch & Co.

CO-MANAGERS:                        Banc of America Securities LLC
                                    Bear, Stearns & Co. Inc.
                                    Goldman, Sachs & Co.
                                    UBS Warburg

RECENT DEVELOPMENTS                                                       [LOGO]
--------------------------------------------------------------------------------

o    Exceeded $1 billion in net asset growth for 12 months ended 9/30/02.

     > Completed an additional $800 million of gross volume with repeat customers.

o Generated record adjusted earnings of $272.2 million for 12 months ended 9/30/02, up 8.8% from prior 12 months.

o    Credit quality remains strong despite challenging economic environment.

     >    No loan losses.

     >    Only two loans on non-accrual ($5.5 million total).

o Increased committed credit facilities to $2.7 billion ($1.3 billion outstanding pre-offering).

o Completed $900 million match-funded STARs offering at a weighted average coupon of LIBOR+56 bp.

o    Received investment grade senior unsecured credit rating from Fitch.

o Moody's and S&P raised ratings outlook to "positive" for a move to investment grade.

o Increased quarterly dividend to $0.63 for 2002 and announced 5.2% expected increase for Q1'03 (to $0.6625).

o    Delivered 29.2% total rate of return since 9/30/01.

OUR MARKET FOCUS                                                          [LOGO]
--------------------------------------------------------------------------------

   Dominant provider of structured financing for transactions where corporate credit, real estate and capital markets intersect.


                           CORPORATE TENANT LEASING
                           -------------------------
                           LONG-TERM SALE/LEASEBACKS

         CORPORATE CREDIT                                 REAL ESTATE
             MARKETS                                        MARKETS
                                    iSTAR

            CORPORATE                                   STRUCTURED REAL
             FINANCE           CAPITAL MARKETS           ESTATE FINANCE
         ----------------                               ---------------
          SECURED DEBT                                  SENIOR MORTGAGES
           SENIOR DEBT                                  JUNIOR MORTGAGES
         SUBORDINATE DEBT                                MEZZANINE LOANS

OUR FRANCHISE                                                             [LOGO]
--------------------------------------------------------------------------------


Unique business platform serving as "private banker" to high-end private and corporate owners of real estate who require highly structured financing.


                        MORE EXPERTISE, HIGHER MARGINS

                                                          ($100 billion market)
                                                             iSTAR FINANCIAL
                                                            (few competitors)

                             ($1 trillion market)
                                LIFE COMPANIES,
                               COMMERCIAL BANKS
                            (multiple competitors)

     ($300 billion market)
           CONDUITS
       (pure commodity)                                                    --->




Sources: Rosen Consulting Group / Lend Lease Real Estate Investments.

--------------------------------------------------------------------------------
                                                                     FLEXIBILITY
Efficient Market--Commodity Products     Inefficient Market--Structured Products

OUR FRANCHISE                                                             [LOGO]
--------------------------------------------------------------------------------

 iStar Financial has become the largest dedicated provider of creative capital solutions to high-end U.S. corporate and real estate customers by:

o Consistently delivering value-added financial solutions with integrity and reliability to our customers for nearly ten years.

o Developing brand recognition in our targeted markets through advertising, customer events, press coverage and industry conferences.


ROBERT SARVER - Managing      "WE LIKE TO WORK WITH ENTREPRENEURIAL LENDERS WHO
Partner, Southwest Value      UNDERSTAND OUR BUSINESS AND CAN MOVE QUICKLY.
Partners                      ISTAR FINANCIAL PROVIDED A CREATIVE FINANCING
                              ALTERNATIVE THAT GAVE US TAX DEFERRED PROCEEDS
                              UP-FRONT AND THE OPPORTUNITY TO EARN SIGNIFICANT
                              UPSIDE AS RENTAL RATES INCREASED IN THE MARKET."


ROBERT LANDIN - Managing      "WE NEEDED TO MAKE SURE OUR LENDER WOULD STICK
Director, Olympus Real        WITH US AS THE CAPITAL STRUCTURE FOR OUR LEVERAGED
Estate Corporation            BUYOUT OF WALDEN RESIDENTIAL EVOLVED. ISTAR WAS
                              NOT ONLY FLEXIBLE, BUT DID ENOUGH WORK UP-FRONT TO
                              HELP US SOLVE MANY OF THE ISSUES THAT CAME UP
                              ALONG THE WAY. ISTAR REAFFIRMED THIS COMMITMENT IN
                              TWO SUBSEQUENT FINANCINGS WE'VE SINCE DONE WITH
                              THEM."

AL HOFFMAN - CEO,             "HAVING COMPLETED FIVE LARGE, HIGHLY STRUCTURED
WCI Communities               FINANCINGS WITH ISTAR FINANCIAL, WE HAVE BEEN VERY
                              IMPRESSED BY THEIR ABILITY TO QUICKLY UNDERSTAND
                              ALL THE MOVING PIECES OF OUR CORPORATE CREDIT AND
                              TO STRUCTURE CREATIVE LENDING SOLUTIONS WHICH MEET
                              OUR NEEDS."

RICHARD COOPER - Chairman,    "I DON'T KNOW ANYONE BETTER AT DEVELOPING
Amelia Island Company         'OUTSIDE-THE-BOX' SOLUTIONS TO REAL ESTATE
                              BORROWERS' NEEDS. IT'S A PLEASURE TO WORK WITH A
                              LENDER WHO THINKS ABOUT VALUE CREATION THE SAME
                              WAY WE DO."

HIGH-QUALITY CUSTOMERS                                                    [LOGO]
--------------------------------------------------------------------------------


                                   [LOGOS]

HIGH-QUALITY COLLATERAL                                                   [LOGO]
--------------------------------------------------------------------------------


                                   [PHOTOS]

WHAT WE DO                                                                [LOGO]
--------------------------------------------------------------------------------

         LOANS           $5.3 BILLION LOAN/CTL ASSETS          LEASES
         -----                                                 ------
      $3.0 BILLION                                          $2.3 BILLION

o    67% 1ST MORTGAGES                              o    52% INVESTMENT
                                                         GRADE CREDITS
     >    0% - 66% LTV
                                                    o    86% PUBLIC COMPANIES
o    33% CORPORATE LOANS/      --------------
     2ND MORTGAGES/            LOANS / LEASES       o    9.1 YEAR AVERAGE TERM
     PARTNERSHIP LOANS         --------------
                                                    o    117 CORPORATE CREDITS/
     >    59% - 73% LTV                                  176 FACILITIES

o    DSCR: 2.1X                                     o    MISSION-CRITICAL
                                                         INVESTMENT FOCUS
o    78 LOANS/402 PROPERTIES

----------
As of September 30, 2002.

ASSET QUALITY AND DIVERSIFICATION                                         [LOGO]
--------------------------------------------------------------------------------

  Asset base broadly diversified by year of origination, asset type, obligor, geography and property type.


            Loan and CTL Assets at September 30, 2002 ($5.3 billion)


===================            =================              ===============
FINANCING STRUCTURE            GEOGRAPHIC REGION              COLLATERAL TYPE
-------------------            -----------------              ---------------

[PIE CHART OMITTED]           [PIE CHART OMITTED]           [PIE CHART OMITTED]

===============================================================================

INVESTMENT/UNDERWRITING PROCESS                                           [LOGO]
--------------------------------------------------------------------------------

o Initial transaction screening and evaluation using proprietary Six Point Methodology SM.

     >    Transaction Source/Review          >    Structure/Control

     >    Collateral Quality                 >    Alternative Investment Test

     >    Equity Sponsor/Corporate Lessee    >    Liquidity/Match Funding

o Intensive underwriting process provides for comprehensive review of potential investments from all key disciplines.

     >    Investments

     >    Credit

     >    Risk Management

     >    Legal

     >    Capital Markets

o    Multi-tiered approval process.

     >    $0 - $30 Million: Management Investment Committee

     >    $30- $50 Million: Board Investment Committee

     >    Over $50 Million: Full Board of Directors

OUR FRANCHISE                                                             [LOGO]
--------------------------------------------------------------------------------

       Approximately 65% of our originations come from existing customers or other direct sources. The remaining 35% comes from select third-party intermediaries whom we have familiarized over the years with our unique brand of financial solutions.


                            2001 ORIGINATION SOURCES

[The following table was represented by a pie chart in the printed material.]

Existing Customers      24%
Direct - Customer       18%
Direct - Other Lenders  23%
Other Third Parties     35%

MANAGING GROWTH                                                           [LOGO]
--------------------------------------------------------------------------------

 Structured and originated $6.8 billion of financing transactions in nine-year history, with $2.9 billion of volume from repeat customers.

[The following table was represented by a bar chart in the printed material.]

                       CUMULATIVE FINANCING TRANSACTIONS
                                  ($ millions)

12/31/95      12/31/96      12/31/97    12/31/98     12/31/99    12/31/00     12/31/01    9/30/02
--------      --------      --------    --------     --------    --------     --------    -------
$768  (1)     $933  (1)     $1,210      $2,250       $3,267      $4,283       $5,517      $6,819

iStar Financial Private Predecessors                         iStar Financial


----------
(1) Includes third-party senior positions originated, placed and/or structured by SFI.

SUPERIOR BUSINESS MODEL                                                   [LOGO]
--------------------------------------------------------------------------------

o LESS COMPETITION: Provide level of service, knowledge, creativity and flexibility unavailable from other lenders. Target premium pricing segment of market.

     >    Avoid commodity businesses such as conduit lending, CMBS, RMBS.

o LESS LEVERAGE, HIGHER ROE: Higher ROA yields higher ROE with lower leverage.

     > Nearly $2 billion of tangible equity capital in place to support future expansion.

o LOWER OPERATING COSTS: Better operating efficiency creates lower beta business.

o NO TAXES: REIT structure provides superior returns on equity at a fraction of the leverage of taxable finance companies.

o LESS INTEREST RATE EXPOSURE: Minimal exposure to changes in interest rates and mismatched maturities.

     > 100 basis point move in short-term rates has minimal impact on earnings.

o MORE MANAGEMENT EXPERTISE: Management team with leading talent/experience across all key success disciplines - principals, not processors.

     >    Highly disciplined risk management minimizes losses and surprises.

o MORE ALIGNMENT WITH SHAREHOLDER INTERESTS: Employees and directors own approximately $150 million of the Company's common equity.

DEEP SENIOR MANAGEMENT TEAM                                               [LOGO]
--------------------------------------------------------------------------------


Management's expertise includes extensive experience across all key disciplines necessary to execute our business plan.

[The following table was represented by an organizational chart in the printed material.]


                                                              Sugarman*
                                                            Chairman/CEO

                                                              17 years

                                                                Haber
                                                              President

                                                              14 years

   Abrams*       Cozzi*          Digel*         Dorsch*         Rice*       Curtis*         O'Connor*        Matis*
    EVP           EVP             EVP            EVP            CFO       SVP-Credit        EVP - COO      EVP - General
Investments   Investments     Investments    Investments                                                     Counsel

 26 years      12 years        21 years       19 years        16 years     17 years         21 years         30 years


   Jones*        Lodge*        Olmstead*
    EVP           EVP            EVP
Investments    Investments    Investments

 22 years       20 years       22 years         Richardson      Sinnett     Tretola            Rubin               Dugan
                                              SVP - Capital      SVP -        VP             SVP - Loan        SVP - HR, Asst.
                                                 Markets       Project     Controller         Servicing         Gen. Counsel
                                                              Finance


                   Investments                         Finance/Acctg.   Project Mgmt.   Asset Mgmt.     Loan           Legal
                                                                                                       Servicing
                       11                                    25              6              34           12              3
                  Professionals                        Professionals   Professionals   Professionals Professionals  Professionals


----------
*Denotes member of Investment Committee.

COMPREHENSIVE RISK MANAGEMENT                                             [LOGO]
--------------------------------------------------------------------------------

   iSTAR FINANCIAL HAS ONE OF THE LOWEST LOSS RATIOS IN THE FINANCE INDUSTRY.


o 50+ person risk management team with in-house expertise in asset management, corporate credit, loan servicing, project management and engineering.

o Proactive strategy centered around information sharing, frequent customer contact and "early warning" system.

o Compilation and analysis of asset information is distributed on-line to all iStar Financial professionals on a continuous, real-time basis.

o Comprehensive risk rating process that enables us to evaluate, monitor and pro-actively manage asset-specific credit issues and identify credit trends on a portfolio-wide basis.

[The following table was represented by a bar chart in the printed material.]

                              Weighted Average Structured Finance Risk Ratings
                                      (1=lowest risk, 5=highest risk)

1998               1999                     2000                     2001                  2002
----    -------------------------  -----------------------  ----------------------   ----------------
12/31   3/31   6/30   9/30  12/31  3/31  6/30  9/30  12/31  3/31  6/30  9/30  12/31  3/31  6/30  9/30
 2.71   2.64   2.62   2.63   2.54  2.55  2.55  2.59   2.50  2.53  2.68  2.82   2.75  2.77  2.74  2.81


MINIMAL NON-ACCRUAL LOANS                                                 [LOGO]
--------------------------------------------------------------------------------

[The following table was represented by a bar chart in the printed material.]


% of Total Book Assets


  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.1%  0.9%  0.9%  0.1%  0.1%  0.2%  0.2%  0.1%  0.1%  0.1%  0.1%
   Q1    Q2    Q3    Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3
  \                    /  \                    /  \                    /  \                    /  \              /

           1998                    1999                    2000                    2001               2002 YTD


LEASE EXPIRATION PROFILE                                                  [LOGO]
--------------------------------------------------------------------------------

At September 30, 2002, the weighted average remaining lease term of iStar Financial's corporate tenant leasing portfolio was 9.1 years and the portfolio was 97% leased.

                            LEASE EXPIRATION PROFILE
                            (AT SEPTEMBER 30, 2002)

[The following table was represented by a bar chart in the printed material.]

                       [EDGAR REPRESENTATION OF GRAPHIC]
                               2002           0.9%
                               2003           2.5%
                               2004           4.4%
                               2005           3.4%
                               2006           5.6%
                               2007           3.9%
                               2008           1.7%
                               2009          27.5%

DEEP, BROAD CAPITAL RESOURCES                                             [LOGO]
--------------------------------------------------------------------------------


                           SECURED CREDIT FACILITIES

o State-of-the-art, committed revolvers from RBS, Deutsche Bank, Lehman Brothers and Goldman Sachs.

o    $2.4 billion (capacity) in place.

o    $1.3 billion outstanding.

o    Primary source of working capital.


                            MATCH FUNDING FACILITIES

o    iStar Asset Receivables (STARsSM).

     >    Recent upgrades strengthen funding capabilities and lower costs.

o Term lending relationships with a dozen commercial banks and insurance companies.


                           UNSECURED CREDIT FACILITIES

o Leading commercial banks, including Bank of America, CIBC, Deutsche Bank, Fleet and UBS.

o    $300 million (capacity).

o    $0 outstanding.


                           UNSECURED CORPORATE BONDS

o    Ba1 (+) / BB+ (+) / BBB- senior unsecured credit ratings.

     > Positive credit momentum should lead to additional investment grade ratings within 9-15 months.

o    $625 million outstanding.


----------
As of September 30, 2002.

CONSERVATIVE FINANCIAL POLICIES                                           [LOGO]
--------------------------------------------------------------------------------


o    SFI's leverage policies provide for a maximum 2.0x book debt/equity ratio.

     > Ability to match-fund in long-term, secured debt markets if credit facilities, corporate debt or equity is unavailable.

     >    15 - 20% sustainable ROE target.

o    Maintain large equity base.

     >    $1.9 billion tangible book equity.

o    Maintain diversified sources of investment capital.

o    Match-funding discipline: maturities and interest rates.

     > 100 basis point change in short term rates has minimal impact on adjusted earnings.

o    Comprehensive reserve policies.

     > Loans: Loss reserves and asset-specific cash reserves total $168 million (567 basis points of book assets).

     > CTLs: Cash deposits, letters of credit and accumulated depreciation total $217 million (936 basis points of book assets).

PRO FORMA CAPITALIZATION                                                  [LOGO]
--------------------------------------------------------------------------------

                                                                 AS OF
                                                          SEPTEMBER 30, 2002
                                                     ------------------------------
                                                             (IN THOUSANDS)

                                                       ACTUAL        AS ADJUSTED(1)
                                                     ----------      --------------
LONG-TERM DEBT, INCLUDING CURRENT MATURITIES:
   Unsecured senior notes                            $  612,337       $  612,337
   Unsecured revolving credit facilities                      0                0
   Secured revolving credit facilities                1,258,427        1,044,607
   Secured term loans                                   622,743          622,743
   iStar Asset Receivables secured notes                877,770          877,770
   Other debt obligations                                16,283           16,283
                                                     ----------       ----------
TOTAL LONG-TERM DEBT                                 $3,387,560       $3,173,740

SHAREHOLDERS' EQUITY                                 $1,877,545       $2,091,365

TOTAL LONG-TERM DEBT/SHAREHOLDERS' EQUITY                   1.8x            1.5x


Notes:
----------
(1) Assumes 8.0 million primary shares sold at the current price of $28.20 per share, a 5.0% gross underwriting spread and $500,000 of offering expenses.

SUPERIOR RISK-ADJUSTED RETURNS                                            [LOGO]
--------------------------------------------------------------------------------

     SFI has generated superior risk-adjusted returns on invested capital...

                        [EDGAR REPRESENTATION OF CHART]

                        1998(1)    1999    2000    2001
                        -------    ----    ----    ----

                ROAA     6.0%       6.4%    6.7%    7.1%
                ROAE    12.4%      14.7%   15.8%   17.7%


----------
(1)  Annualized - Company went public March 18, 1998.

SOLID EARNINGS GROWTH                                                     [LOGO]
--------------------------------------------------------------------------------


....and grown annual adjusted earnings by 173% since going public.


                        [EDGAR REPRESENTATION OF CHART]

        1998(2)        1999          2000           2001
        -------      --------       -------       -------
              Adjusted Earnings (in millions)(1)

        $ 93.60      $ 127.80       $ 230.7       $ 255.1


----------
(1) See the Appendix of this presentation for a detailed reconciliation of adjusted earnings to GAAP net income.

(2)  Annualized--Company went public March 18, 1998.

COMPELLING TOTAL RATE OF RETURN                                           [LOGO]
--------------------------------------------------------------------------------

             Average annual total rates of return since 3/20/98(1)


[The following table was represented by a bar chart in the printed material.]


                                    Annual Shareholder Returns
                                (Assumes All Dividends Reinvested)


          28.6%                   -1.7%                     -3.4%            -6.3%

     iStar Financial       Russell 1000 Financial       S&P 500 Index        NASDAQ
                                  Index


----------
(1) iStar issued 53 million shares, comprising 99% of its then outstanding common stock, at $15.00 per share on March 18, 1998.

COMPELLING TOTAL RATE OF RETURN                                           [LOGO]
--------------------------------------------------------------------------------

                      Total rates of return since 12/31/99


[The following table was represented by a bar chart in the printed material.]


                                    Annual Shareholder Returns
                                (Assumes All Dividends Reinvested)


         122.8%                   -5.8%                     -36.3%           -66.3%

     iStar Financial       Russell 1000 Financial       S&P 500 Index        NASDAQ
                                  Index


STRONG CURRENT RETURNS                                                    [LOGO]
--------------------------------------------------------------------------------

o Increased quarterly dividends 80% since going public.

o Conservative dividend payout ratios (78%-82% of adjusted earnings) create substantial safety cushion.

o 20%-25% of 2002 dividend expected to represent tax-deferred return of capital.

[The following table was represented by a bar chart in the printed material.]



 $0.35 $0.38 $0.41 $0.42 $0.43 $0.44 $0.57 $0.60 $0.60 $0.60 $0.60 $0.6125 $0.6125 $0.6125 $0.6125 $0.63 $0.63 $0.63
   Q2    Q3    Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3    Q4     Q1      Q2      Q3      Q4     Q1    Q2    Q3
  \              /  \                    /  \                    /  \                           /   \              /

        1998                 1999                    2000                        2001                   2002 YTD


SIGNIFICANT RATINGS UPSIDE POTENTIAL                                      [LOGO]
--------------------------------------------------------------------------------

           iStar Financial outscores the A-rated finance company peer group on both risk and profitability metrics.

-------------------------------------------- ------------------ ----------------
                                                 iStar            Peer Group
                                               Financial          Median (1)
-------------------------------------------- ------------------ ----------------
Senior Unsecured Credit Rating               BBB-/BB+(+)/          A/A-/A3
                                             Ba1(+)
-------------------------------------------- ------------------ ----------------
Tangible Book Equity ($ in millions)               $1,878             $902
-------------------------------------------- ------------------ ----------------
Total Liabilities / Tangible Equity                   1.9x             7.4x
-------------------------------------------- ------------------ ----------------
EBIDA/ Interest                                       2.5x             2.1x
-------------------------------------------- ------------------ ----------------
ROAA                                                  6.1%             3.6%
-------------------------------------------- ------------------ ----------------
G&A/Revenue                                           6.5%            17.8%
-------------------------------------------- ------------------ ----------------
Rating Agency Risk-Based Capital
   Adequacy Score                                    2.01             0.93
-------------------------------------------- ------------------ ----------------

----------
(1) Peer Group includes CIT Group, Financial Federal Corp., GATX Financial, Textron Financial and Transamerica Finance Corp. Balance sheet data as of latest available quarter. Income statement data as of latest available trailing twelve months.

CORPORATE HIGHLIGHTS                                                      [LOGO]
--------------------------------------------------------------------------------

o Largest independent finance company in attractive $100 - $150 billion market niche.

o    Consistent, nine-year track record of superior results.

o Intensive risk management and employee ownership lead to best loss performance in finance industry.

o    Significant investor upside could be realized through:

     >    Continued strong total rate of return (growth and dividends).

     >    Potential for multiple expansion.

     >    Potential for ratings upgrade.

                                                                          [LOGO]
--------------------------------------------------------------------------------







                                    APPENDIX

CASE STUDY: PORTFOLIO FINANCE                                             [LOGO]
--------------------------------------------------------------------------------


San Diego Office Portfolio


------------------------------------      --------------------------------------
                                          o    Collateral: Cross collateralized
                                               portfolio of downtown office
                                               buildings totaling 1.1 million
                                               sf.

                                          o    Equity Sponsor: Southwest Value
                                               Partners, a leading private real
                                               estate investment firm.

                                          o    Investment Structure: 1st and 2nd
                                               mortgages.
              [PHOTO]
                                          o    Credit Statistics:

                                               >    LTV: 0% - 70%.

                                               >    DSCR: 2.43x.

                                          o    Match Funding Vehicle: STARsSM.

                                          o    Match-Funded ROE: 18.14%.
------------------------------------      --------------------------------------

CASE STUDY: STRUCTURED FINANCE                                            [LOGO]
--------------------------------------------------------------------------------

Charlotte, NC

------------------------------------      --------------------------------------
                                          o    Collateral: 1,794,941 sf,
                                               11-building office / mixed use
                                               corporate campus on 206 acres.

                                          o    Equity Sponsor: Blackacre Capital
                                               Management, the real estate
                                               investment arm of Cerberus
                                               Capital.

                                          o    Investment Structure: 1st
                                               mortgage.

              [PHOTO]                     o    Credit Statistics:

                                               >    LTV: 0% - 78%.

                                               >    DSCR: 1.92x.

                                          o    Match Funding Vehicle: STARsSM
                                               (2003).

                                          o    Match-Funded ROE: 18.32%.

------------------------------------      --------------------------------------

CASE STUDY: CORPORATE FINANCE                                             [LOGO]
--------------------------------------------------------------------------------

140 Apartment Communities

------------------------------------     ---------------------------------------
                                         o    Collateral: Diversified portfolio
                                              of 140 apartment communities
                                              located primarily in 10 major U.S.
                                              markets.

                                         o    Equity Sponsor: Olympus Real
                                              Estate.

                                              o    $400 million equity
                                                   investment junior to iStar.

                                         o    Investment Structure: Subordinate
                                              capital.
              [PHOTO]
                                         o    Credit Statistics:

                                              >    LTV: 61% - 83%.

                                              >    DSCR: 1.31x.

                                         o    Match Funding Vehicle: Syndicated
                                              term loan.

                                         o    Match-Funded ROE: 21.81%.

------------------------------------     ---------------------------------------

CASE STUDY: CORPORATE TENANT LEASING                                      [LOGO]
--------------------------------------------------------------------------------

Tyson's Corner, VA

------------------------------------     ---------------------------------------
                                         o    Collateral: 574,558 square foot
                                              newly-constructed Class A+ office
                                              building with structured parking.

                                         o    Corporate Sponsor: Northrop
                                              Grumman Corporation (NYSE: NOC).

                                         o    Credit Rating: Baa3 / BBB-.
              [PHOTO]
                                         o    Investment Structure: Credit
                                              tenant lease guaranteed by
                                              Northrop.

                                         o    Match Funding Vehicle: STARsSM
                                              (2003).

                                         o    Match-Funded ROE: 15.00%.
------------------------------------     ---------------------------------------

ADJUSTED EARNINGS                                                         [LOGO]
--------------------------------------------------------------------------------

     Adjusted earnings represents net income computed in accordance with GAAP, before gain (loss) from discontinued operations, extraordinary items and cumulative effect of change in accounting principle, plus depreciation and amortization, less preferred stock dividends. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     We believe that to facilitate a clear understanding of the historical operating results of our company, adjusted earnings should be examined in conjunction with net income as shown in the "Consolidated Statements of Operations" in our Annual Report on Form 10-K dated December 31, 2001. Adjusted earnings should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our performance, or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs or available for distribution to our shareholders. We believe that adjusted earnings more closely approximates operating cash flow and is a useful measure for investors to consider, in conjunction with net income and other GAAP measures, in evaluating our financial performance. This is primarily because we are a commercial finance company that focuses on real estate lending and corporate tenant leasing; therefore, our net income (determined in accordance with GAAP) reflects significant non-cash depreciation expense on corporate tenant lease assets. It should be noted that our manner of calculating adjusted earnings may differ from the calculation of similarly-titled measures by other companies.

                                                                                        YEARS ENDED
RECONCILIATION OF ADJUSTED EARNINGS TO GAAP NET INCOME:                                 DECEMBER 31,
                                                                -------------------------------------------------------
                                                                  2001            2000           1999           1998(1)
                                                                --------        --------       --------         -------
Net income                                                      $229,912        $217,586        $38,886         $63,775
  Add: Joint venture income                                          965             937          1,603               0
  Add: Depreciation                                               35,642          34,514         11,016           4,122
  Add: Joint venture depreciation and amortization                 4,044           3,662            365               0
  Add: Amortization of deferred financing costs                   20,720          13,140          6,121           3,238
  Less: Preferred dividends                                      (36,908)        (36,908)       (23,843)           (944)
  Less: Gain from discontinued operations                         (1,145)         (2,948)             0               0
  Add: Extraordinary loss early extinguishment of debt             1,620             705              0               0
  Add: Cumulative effect of change in accounting principle           282               0              0               0
  Less: Net income allocable to class B shares                         0               0           (826)              0
  Add: Cost incurred in acquiring former external advisor(2)           0               0         94,476               0
                                                                --------        --------       --------         -------
Adjusted diluted earnings allocable to common shareholders      $255,132        $230,688       $127,798         $70,191
                                                                ========        ========       ========         =======

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(1)  Annualized - Company went public March 18, 1998.

(2) This amount represents a non-recurring, non-cash charge of approximately $94.5 million relating to the acquisition of our former external advisor on November 4, 1999.

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